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                                                                   EXHIBIT 10.27

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                            AUDIT COMMITTEE CHARTER


Organization

The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company as defined in the NASD rules.

Statement of Policy

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, the reporting practices of the Company and the quality and integrity of financial reports of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

 .    Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter annually.

 .    Recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

 .    Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate and if appropriate, terminate their services.

 .    Review and concur with management's appointment, termination or replacement of the director of internal audit.

 .    Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation and at the conclusion thereof review such audit or quarterly reviews, including any comments or recommendations of the independent auditors.
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 .    Review with the independent auditors, the Company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

 .    Review reports received from regulators and review other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

 .    Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed internal audit plans for the coming year and the coordination of such plans with the independent auditors.

 .    Inquire of management, the internal auditor and the independent auditors about significant risks or exposures and assess the steps management has or is taking to minimize such risks to the Company.

 .    Review on a periodic basis, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

 .    Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements and discuss any other matters required to be communicated to the Audit Committee by the auditors. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

 .    Review the financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Audit Committee by the auditors. Also, review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

 .    Meet with the internal auditor and independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors'

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     evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audit.

 .    Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the Board of Directors' Meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

 .    On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

 .    Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

 .    Investigate any matter brought to its attention within the scope of its responsibilities, with the power to retain outside counsel for this purpose if, in the Audit Committee's judgment, that is appropriate.

 .    Review the accuracy of the Company's disclosure in the proxy statement for the Company's annual meeting of shareholders to the effect that the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; (iii) received disclosures from the auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with the auditors and (iv) recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

 .    Include a copy of this Charter in the Annual Report to shareholders or the proxy statement at least triennially or the year after any significant amendment to this Charter.

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